Supplement to Symetra Spinnaker Advisor Variable Annuity Prospectus
                      Supplement dated  March 30, 2012
              to Prospectus dated May 1, 2011 as supplemented

Discontinuation of Sales

Effective May 1, 2012, Symetra Life Insurance Company ("Symetra Life") has decided to discontinue sales of the Symetra Spinnaker Advisor Variable Annuity, no longer allowing new sales of the contract. As a current Owner your level of service will not be affected, you will continue to be able to add additional Purchase Payments to your Contract Value and you will still have all rights and benefits under the contract.

Discontinuation of Asset Allocation Program

Under Section 5-Purchase, the paragraph titled "Asset Allocation Program" found on page 14 of the propsectus is deleted in its entirety.

Effective May 1, 2012, Symetra Life Insurance Company will discontinue the
Asset Allocation Program ("Program") available under the contract.   This
means that Symetra Life will no longer make new models available to existing contract Owners. If you have elected the Program prior to April 30, 2012, your Contract Value will continue to be allocated in accordance with the originally chosen model , until you allocate all or a portion of your Contract Value outside of the Program or notify us of your desire to terminate your participation in the Program . Once you cease participation in the Program you will not be allowed to reenter the Program. If you are currently participating in the Program, you should consult your financial advisor regarding the discontinuation of the Program and to determine if your chosen model still meets your needs.